[****] IMPORTANT NOTE: Certain material, indicated by four asterisks ("****"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                               September 1, 2000

               Mr. Anthony R. Muscato
               iPCS Wireless, Inc.
               11 Hawkeye Lane
               Geneseo, IL 61254

               Re:  Build-to-Suit Agreement

               Dear Tony:

               This letter agreement (this "Agreement") sets forth the build-to-suit agreement between Trinity Wireless Towers, Inc. ("TWT") and iPCS Wireless, Inc. ("IPCS") for at least thirty (30) wireless communications sites (collectively, the "Sites;" each, a "Site") in the State of Michigan.

               IPCS will (i) allow TWT to select the Sites from IPCS' inventory of available build-to-suit sites that meet TWT's operational, title and ownership requirements, and (ii) deliver to TWT a ground lease assignment, if applicable, and a long-term site lease agreement for each Site. The ground lease assignment shall be in the form of the Assignment Agreement attached hereto as Exhibit A. The site lease agreement shall be in the form of the
               ---------
               Site Lease attached as Exhibit A to the Master Lease Agreement attached hereto as Exhibit B. The terms of the Site Lease will
                                  ---------
               include a monthly anchor tenant rent of $**** per Site, with a **** annual escalator. The initial term of each Site Lease will be five (5) years with four (4) 5-year renewal terms, subject to the terms of the underlying ground lease. Each Site Lease will also include a reference to the "Network Ready Date" (NRD) for such Site. TWT and IPCS hereby agree that if such Network Ready Date is not met, the provisions of Section 2.5 of that certain Construction and Oversight Services Agreement, dated September 1, 2000, between IPCS and SDS Wireless, Inc. ("SDS"), an affiliate of TWT, shall apply, and SDS shall be subject to the penalties as set out therein.

               For each Site, TWT will agree to reimburse IPCS for all reasonable direct site development costs incurred by IPCS in the fixed line item amounts set forth in Exhibit B to the Assignment Agreement, with the total reimbursement per Site not to exceed
               ****.

               Construction of a Site will begin within ten (10) working days after TWT attains a building permit and IPCS delivers to TWT an Assignment Agreement and a Site Lease, with the Site being completed as soon as possible thereafter. A project manager will be assigned for this project and will be available in IPCS' office at least once a week for updates and scheduling.

Please execute both of the enclosed copies of this Agreement, keep one original for your files and return the other original to the undersigned. If you have any questions regarding this Agreement, please call me at 972-869-3500.

Sincerely,

TRINITY WIRELESS TOWERS, INC.



Tracy A. Schrader, Vice President



AGREED AND ACCEPTED:

iPCS Wireless, Inc.



By:_________________________

Its:________________________

Print Name:_________________

                                   EXHIBIT A
                                   ---------

                              ASSIGNMENT AGREEMENT
                              --------------------


     This Assignment Agreement (this "Assignment") is made this ______ day of _______________, 2000 by iPCS Wireless, Inc., a Delaware corporation ("Assignor"), to TRINITY WIRELESS TOWERS, INC., a Texas corporation ("Assignee").

     WHEREAS, on________ ________, as lessor, and Assignor, as lessee, entered into a Lease Agreement attached hereto as Exhibit A (the "Lease") covering the
                                          ---------
real property (the "Site") described in Exhibit A; and
                                        ---------

     WHEREAS, Assignor has agreed to assign to Assignee the leasehold estate created under the Lease in favor of Assignor and all other rights under the Lease, as well as all of Assignor's rights, title and interest in and to (i) all studies, surveys, and reports related to the Site (the "Studies"), and (ii) all governmental licenses, permits, and approvals obtained by Assignor and regarding the Site ("Governmental Approvals"); and

     WHEREAS, Assignee acknowledges that it intends to construct a tower on the Site; and

     WHEREAS, Assignee and Assignor have or will enter into a site lease agreement ("SLA") whereby Assignee has or will sublease a portion of the Site to Assignor (the "Premises") for the purpose of installing and maintaining a wireless telecommunications facility; and

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration and the promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                             W I T N E S S E T H:
                             - - - - - - - - - -

     Assignor, does hereby GRANT, CONVEY, ASSIGN, TRANSFER and SET OVER unto Assignee, its successors and assigns, all of Assignor's right, title and interest under the Lease, including, without limitation, all advanced rents and security deposits accruing thereto and all other rights, easements, titles and options conferred upon Assignor thereby.

     Assignee agrees to pay Assignor the sum equivalent to that listed in Exhibit "B" attached hereto, and incorporated herein by this reference within
-----------
thirty (30) days after the commencement of the SLA. Such payment shall, among other things, reimburse Assignor for its site acquisition expenses for the Site.

     Assignor agrees that it will indemnify and hold Assignee harmless from and against any and all losses, costs, expenses (including reasonable attorneys' fees), liability, claims, demands, actions and judgments of every kind and character (collectively, "Claims") suffered by, recovered from or asserted against Assignee on account of any obligation of the lessee under the Lease accruing prior to the date hereof or otherwise arising out of or related to any act, fact, occurrence, omission, statement, representation or warranty occurring prior to the date hereof.

     Assignor hereby represents and warrants unto Assignee that Assignor is the lessee under the Lease and has the right to assign, and is hereby assigning, the leasehold estate free and clear of any and all encumbrances, subject only to the terms of the Lease and any encumbrances disclosed in any title commitment previously delivered to Assignee by Assignor; that Assignor has delivered all notices to the lessor under the Lease that are required to be given as a condition of assignment; that Assignor has not executed or granted any modifications to, or extensions whatsoever of, the Lease; that the Lease is valid and subsisting and in full force and effect; that, to the best of Assignor's knowledge, there are no defaults now existing under the Lease and no event has occurred and no condition exists which with the passage of time or the giving of notice, or both, would constitute such a default; that Assignor has complied with all of the obligations of lessee under the Lease; and that no amount of money is owed to any person by Assignor in its capacity as lessee under the Lease.

     Assignee hereby expressly assumes and agrees to assume the obligations and liabilities of Assignor under the Lease, save and except for liabilities and obligations accruing prior to the date hereof or arising out of or related to any act, fact, occurrence, omission, statement, representation or warranty occurring prior to the date hereof.

     Assignee agrees that it will indemnify and hold Assignor harmless from and against any and all Claims suffered by, recovered from or asserted against Assignor on account of any obligation of the lessee under the Lease, save and except for Claims accruing prior to the date hereof or arising out of or related to any act, fact, occurrence, omission, statement, representation or warranty occurring prior to the date hereof.

     Assignor does hereby GRANT, CONVEY, ASSIGN, TRANSFER and SET OVER unto Assignee, its successors and assigns, the Studies and Governmental Approvals, and all other rights conferred upon Assignor thereby. Assignee understands and agrees that if additional permits or consents are required for Assignee's use, Assignee shall obtain same at Assignee's sole cost and expense.

     The covenants and representations contained herein shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     This Assignment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     This Assignment shall be controlled by and construed in accordance with the laws of the state where the real property described in the Lease is located.


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURE PAGE IMMEDIATELY FOLLOWS.]

     IN WITNESS WHEREOF, this Assignment is executed effective as of the date first above written.

                                   ASSIGNOR:
                                   --------


WITNESSES:                         iPCS Wireless, Inc.


_______________________            By: ______________________________
                                   Name: ____________________________
_______________________            Title: ___________________________



STATE OF __________          )
                             )     SS:
COUNTY OF _____________      )


On _____________________, before me, ________________________________, a Notary
Public, ____________________________ personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.


__________________________________________________

Notary Public in and for the State of ____________

My Commission expires: ___________________________

                                     ASSIGNEE:
                                     --------

                                     TRINITY WIRELESS TOWERS, INC.

WITNESSES:


________________________
Name:___________________             By:    ____________________________
                                     Name:  Tracy Schrader
                                            ----------------------------
                                     Title: Vice President
________________________                    ----------------------------
Name: __________________


STATE OF TEXAS                )
                              )      SS:
COUNTY OF DALLAS              )


On _____________________, before me, Debra D. Weldon/Irene H. Neace/Candice Powers, notary public, Tracy Schrader personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.


_______________________________________________

Notary Public in and for the State of Texas

My Commission expires: ________________________

                                   EXHIBIT A
                                   ---------


                                (see attached)

                                   EXHIBIT B
                                   ---------

                         SCHEDULE OF REIMBURSMENT FEES
                         -----------------------------

--------------------------------------------------------------------------------
Site Leased and Zoning Approved                                     $   ****
--------------------------------------------------------------------------------
Soils Study                                                         $   ****
--------------------------------------------------------------------------------
ALTA Survey (including 2C)                                          $   ****
--------------------------------------------------------------------------------
Title Report                                                        $   ****
--------------------------------------------------------------------------------
FAA Study (ASAC letter and 7460-1 if applicable)                    $   ****
--------------------------------------------------------------------------------
Environmental (Phase 1 only)                                        $   ****
--------------------------------------------------------------------------------
Construction Drawings                                               $   ****
--------------------------------------------------------------------------------
Building Permit                                                     $   ****
--------------------------------------------------------------------------------
Tower Foundation Design                                             $   ****
--------------------------------------------------------------------------------
Tower Drawings                                                      $   ****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     TOTAL DUE ASSIGNOR:                                            $   ****
--------------------------------------------------------------------------------


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT B
                                   ---------

                            MASTER LEASE AGREEMENT
                            ----------------------
                             (Multiple Locations)


This Master Lease Agreement ("Agreement") is entered into as of the __ day of __________, 2000 (the "Effective Date"), between iPCS Wireless, Inc.,a Delaward corporation, together with any of its designated subsidiaries and affiliates that may hereafter enter into a Site Lease (collectively "Lessee"), and Trinity Wireless Towers, Inc., a Texas corporation, together with its designated subsidiaries and affiliates (collectively "Lessor").

                                   RECITALS

     WHEREAS Lessee, through certain affiliation agreements, is licensed by the Federal Communications Commission ("FCC") to construct and operate wireless communications systems throughout the United States.

     WHEREAS Lessor owns, operates, leases, and/or manages various portions of real property throughout the United States, including, buildings, towers (each a "Tower"), tanks, and/or other improvements ("Improvements") thereon (each a "Site").

     WHEREAS Lessor desires to lease certain Sites to Lessee for the purpose of installing, operating, and maintaining communications facilities and services thereon.

     WHEREAS Lessee desires to lease certain Sites from Lessor for such purpose.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Master Lease.  This Agreement sets forth the basic terms and conditions
         -------------
upon which  each Site or portion thereof is leased by Lessor to Lessee.

     2.  Application.  At such time as Lessee identifies a Site, Lessee shall
         -----------
complete a site application (the "Application") in the form attached hereto as Exhibit B, and incorporated herein by this reference. Lessee shall attach the specifications for its proposed equipment to the Application. Lessor shall notify Lessee in writing of its acceptance of the Application ("Approved Site").

     3.  Site Lease.  For each Approved Site, Lessee and Lessor shall execute a
          ----------
site lease in substantially the same form as attached hereto as Exhibit A (each a "Site Lease"). The terms and conditions of the Site Lease shall govern and control in the event of a discrepancy or inconsistency with the terms and conditions of this Agreement. Upon execution of a Site Lease, Lessor hereby leases to Lessee, and Lessee leases from Lessor, (a) space on the Approved Site as more particularly described in such Site Lease, (b) space on the related Improvements, (c) a non-exclusive right and easement for pedestrian and vehicular ingress and egress, and (d) a non-exclusive easement for utilities as described in the Site Lease (collectively, the "Premises"). The Approved Site shall be described or depicted in Schedule 1, attached to and incorporated into each individual Site Lease, and the Premises, including any and all access and utilities easements, shall be described or depicted in Schedule 2, attached to and incorporated into each individual Site Lease.

     4.  Tests, Approvals, and Permits.
         -----------------------------

     (a) Lessor will provide Lessee with any information in its possession regarding the Approved Site. Such information shall be provided for informational purposes only, and may include, but shall not be limited to, lease agreements, title documents, soils, environmental reports, FAA approvals, tower drawings, foundation drawings, site plans, and construction drawings.

     (b) Lessee is permitted, at its option and expense, to obtain a title report or title commitment, soil boring, percolation or other tests or reports of the Approved Site as are deemed appropriate by Lessee to determine the physical characteristics and conditions thereof. The data and the results of these tests shall be given to Lessor, and both parties shall treat this material in a confidential manner.

     (c) Prior to the construction of Lessee's Facilities, Lessor, in its reasonable discretion, may require Lessee to obtain a structural analysis of the Tower for Lessor's approval, which approval shall not be unreasonably withheld. Such structural analysis shall be performed by a vendor approved in writing by Lessor and shall include any existing equipment on the Tower. In the event the structural analysis indicates that the Tower is not of sufficient strength to support Lessee's intended use of the Tower, Lessee may either (a) terminate the Site Lease, or (b) upon Lessor's prior written approval, enhance the Tower to support such equipment. All enhancements to the Tower shall become Lessor's sole property upon installation.

     (d) Lessor shall also provide Lessee copies of any and all approvals and/or permits obtained by Lessor ("Lessor's Approvals"). Lessee shall determine whether additional governmental licenses, permits, approvals or other certification or documentation ("Additional Approvals") is required for Lessee's use of the Premises, and is responsible for obtaining such Additional Approvals at its sole cost and expense. Lessor agrees to cooperate with Lessee, at Lessee's expense, in making application for and obtaining all licenses, permits, and any and all other necessary approvals that may be required for Lessee's intended use of the Premises.

     5.  Prime Lease.  If Lessor leases the Approved Site, Lessor shall provide
         ------------
Lessee with a copy of its lease and any necessary consent to any Site Lease (the "Prime Lease"), which will be attached to and incorporated into the Site Lease as Schedule 6. Lessor shall diligently pursue the written consent of its lessor, if such consent to the Site Lease is required under the Prime Lease. Such written consent shall be attached to the Prime Lease and included in Schedule 6 to the Site Lease. Notwithstanding anything to the contrary contained in this Agreement or in each individual Site Lease, this Agreement and all of Lessee's rights and obligations hereunder are expressly under and subject to the Prime Lease. In the event the Prime Lease expires or is terminated, the respective Site Lease shall terminate as between Lessor and Lessee on the effective date of termination of the Prime Lease, and Lessor shall have no liability to Lessee therefor, unless such termination is due to the intentional misconduct of Lessor. Lessor shall give Lessee written notice of such termination or expiration of the Prime Lease in accordance with paragraph 24(d) below. This Agreement, including any Site Lease, is subordinate and inferior to the Prime Lease, and Lessee will execute any documents reasonably requested by Lessor in furtherance thereof.

     6.  Term. Unless otherwise specified in the Site Lease, the term of each
     ------------------------------------------------------------------------
Site Lease shall be five (5) years commencing upon the later to occur of: a) the
--------------------------------------------------------------------------------
date Lessor completes construction of the Improvements, or b) on the date both
------------------------------------------------------------------------------
parties have executed the Site Lease, ("Commencement Date") and terminating on
------------------------------------------------------------------------------
the fifth (5th) anniversary of the Commencement Date (the "Term") unless
------------------------------------------------------------------------
otherwise terminated as provided herein. Unless otherwise provided in the Site
------------------------------------------------------------------------------
Lease, Lessee shall have the right to extend the Term for four (4) successive
-----------------------------------------------------------------------------
five (5) year periods (each a "Renewal Term") on the same terms and conditions
------------------------------------------------------------------------------
as set forth herein. Each Site Lease shall automatically renew for each
-----------------------------------------------------------------------
successive Renewal Term unless Lessee provides written notice to Lessor of its
------------------------------------------------------------------------------
intention not to renew at least thirty (30) days prior to the expiration of the
-------------------------------------------------------------------------------
Term or any Renewal Term.
-------------------------

          7.  Rent. Within fifteen (15) days of the Commencement Date and on the
              -----
     first day of each month thereafter, Lessee shall pay to Lessor rent in accordance with each Site Lease ("Rent"). Rent shall be payable to Lessor as provided in the Site Lease, or at such other address as Lessor shall notify Lessee in accordance with Paragraph 24(d) below. Rent for any fractional month at the beginning or at the end of the Term or Renewal Term shall be prorated. Rent shall increase at the rate of four percent (4%) per annum as of each anniversary date of the Commencement Date. Rent shall be due irrespective of any default by Lessor; however, in the event of default, Lessee may pay Rent to a mutually agreeable escrow agent until such time as such default is cured in accordance with Paragraph 13 of this Agreement.

          8.  Facilities; Access; and Utilities.
              ----------------------------------

          (a) Upon execution of a Site Lease, Lessee may erect, maintain, repair, replace, modify and operate on the Approved Site radio communications facilities, including without limitation, air conditioned equipment shelters and rooms, utility lines, transmission lines, electronic equipment, radio transmitting and receiving antennas, and supporting equipment and structures thereto ("Lessee's Facilities"). All such equipment shall be identified in Schedule 3 attached to the Site Lease and incorporated therein (the "Equipment").


          (b) Title to the Lessee's Facilities shall be held by Lessee. All of Lessee's Facilities shall remain Lessee's personal property and are not fixtures. Upon notice to Lessor, Lessee has the right to remove all Lessee's Facilities at its sole expense on or before the expiration or earlier termination of each Site Lease; provided, Lessee repairs any damage to the Premises caused by such removal.

          (c) Lessee, Lessee's employees, agents, subcontractors, lenders and invitees shall have access to the Premises without notice to Lessor twenty-four (24) hours a day, seven (7) days a week, at no charge; provided however, Lessee must contact Lessor to schedule a time to install, modify, or remove Lessee's Facilities.

          (d) Unless otherwise specified in the Site Lease, Lessor shall maintain all access roadways from the nearest public roadway to the Premises in a manner sufficient to allow pedestrian and vehicular access at all times under normal weather conditions. Lessor shall be responsible for maintaining and repairing such roadway, at its sole expense, except for any damage caused by Lessee's use of such roadways.

          (e) Lessee shall obtain separate utility service, including electricity and telephone lines, from any utility company that will provide service to the Site (including a standby power generator for Lessee's exclusive use). Lessee shall be responsible for obtaining its own meter or service for the utilities it uses hereunder. Lessor agrees to sign such documents or easements as may be required by said utility companies to provide such service to the Premises, including the grant to Lessee or to the servicing utility company at no cost to the Lessee, of an easement in, over across or through the Site as required by such servicing utility company to provide utility services as provided herein. Any easement necessary for such power or other utilities will be at a location acceptable to Lessor and the servicing utility company.

          9.  Construction Liens. Lessee shall not permit any construction lien
              -------------------
     to be filed against its interest under this Agreement, the Site Lease, or any interest it holds in the Approved Site. If any such lien shall attach, Lessee shall bond it over or otherwise cause it to be discharged within thirty (30) days from the date of its filing. Nothing in this Agreement shall be deemed or construed to give Lessee the right or authority to contract for, or authorize or permit the performance of, any labor or services, or the furnishing of any material that would permit the attaching of a construction lien to any interest in the Site.

          10. Interference.
              -------------

          (a) Based upon information which shall be supplied by Lessor prior to the execution of any Site Lease and included in such Site Lease as Schedule 4, Lessee will evaluate the possibility of interference to the Lessee's Facilities at the Site from Lessor's current use of the Site and from other existing uses of the Site. Lessee shall operate the Lessee's Facilities in a manner that will not cause interference to Lessor and other lessees or licensees of the Site, provided that their installations predate that of Lessee's Facilities. All operations by Lessee shall be in compliance with all FCC requirements.

          (b) Subsequent to the installation of Lessee's Facilities, Lessor shall not permit itself, its lessees or licensees to install new equipment on the Premises or property contiguous thereto owned or controlled by Lessor, if such equipment is likely to cause interference with Lessee's operations. Such interference shall be deemed a material breach by Lessor. In the event interference occurs, Lessee shall send written notice to Lessor, and within forty-eight (48) hours of receipt of such notice, Lessor agrees to take all reasonable action necessary to eliminate such interference; provided however, in the event such interference cannot reasonably be eliminated in said time period, Lessor shall continuously and diligently work to eliminate the interference. In the event Lessor fails to comply with this paragraph, Lessee may terminate the affected Site Lease .



          11. RF Compliance.
              -------------

          (a) Based upon information which shall be supplied by Lessor prior to the execution of any Site Lease and included in such Site Lease as Schedule 4, Lessee will evaluate the possibility that the addition of the Lessee's Facilities would cause the Site to exceed the FCC radiated power density maximum permissible exposure ("MPE") limits for workers and the general public. Lessee shall operate the Lessee's Facilities in a manner that will not cause the Site to exceed the FCC specified MPE.

  (b) Subsequent to the installation of Lessee's Facilities, Lessor shall not permit itself, its lessees or licensees to install new equipment on the Premises or property contiguous thereto owned or controlled by Lessor, if such equipment is likely to cause the Site to exceed the MPE limits for the Site. Such excess radiated power densities shall be deemed a material breach by Lessor. In the event excess radiated power densities occur, Lessor agrees to take, or to cause any subsequent lessee or licensee whose use of the Site results in the FCC specified MPE limits being exceeded, to promptly take all mitigation action necessary to eliminate such excess radiated power densities within thirty (30) days. In the event Lessor fails to comply with this paragraph, Lessee may terminate the affected Site Lease and/or pursue any other remedies available under this Agreement and the Site Lease, at law, and/or at equity, including injunctive relief.

  12.  Taxes.  If personal property taxes are assessed, Lessee shall pay any
       ------
portion of such taxes directly attributable to Lessee's Facilities. Lessor shall ensure that all real property taxes, assessments and deferred taxes on the Site are paid. If any increase to Lessor's real property taxes is the direct result of Lessee's improvements to the Site, then Lessee will reimburse the Lessor its proportionate share of such tax increase provided that, as a condition of Lessee's obligation to pay such tax increases, Lessor shall provide to Lessee documentation from the taxing authority, reasonably acceptable to Lessee, indicating that the increase is due to Lessee's improvements.

  13.  Termination.  A Site Lease may be terminated without further liability on
       ------------
thirty (30) days prior written notice as follows: (i) by either party upon a default of any covenant or term thereof by the other party, which default is not cured within sixty (60) days of receipt of written notice of default, provided that the grace period for any monetary default is ten (10) days from receipt of notice; or (ii) by Lessee for any reason or for no reason, provided Lessee delivers written notice of early termination to Lessor no later than thirty (30) days prior to the Commencement Date; or (iii) by either party if it does not obtain or maintain any license, permit or other approval necessary for the construction and operation of Lessee's Facilities; or (iv) by Lessee if Lessee is unable to occupy and utilize the Premises due to an action of the FCC, including without limitation, a take back of channels or change in frequencies.

  14.  Destruction or Condemnation.   If the Premises or Lessee's Facilities are
       ----------------------------
damaged, destroyed, condemned or transferred in lieu of condemnation, Lessee may elect to terminate the affected Site Lease as of the date of the damage, destruction, condemnation or transfer in lieu of condemnation by giving notice to Lessor no more than forty-five (45) days following the date of such damage, destruction, condemnation or transfer in lieu of condemnation.

  15.  Insurance.
       ----------

  (a) Lessee, at Lessee's sole cost and expense, shall procure and maintain on the Premises and on the Lessee's Facilities, bodily injury and property damage insurance with a combined single limit of at least One Million and 00/100 Dollars ($1,000,000.00) per occurrence.

Such insurance shall insure, on an occurrence basis, against liability of Lessee, its employees and agents arising out of or in connection with Lessee's use of the Premises, all as provided for herein.

  (b) Lessor, at Lessor's sole cost and expense, shall procure and maintain on the Site, bodily injury and property damage insurance with a combined single limit of at least One Million Dollars ($1,000,000) per occurrence. Such insurance shall insure, on an occurrence basis, against liability of Lessor, its employees and agents arising out of or in connection with Lessor's use, occupancy and maintenance of the Site.

  (c) Each party shall be named as an additional insured on the other's policy. Each party shall provide to the other a certificate of insurance evidencing the coverage required by this paragraph within thirty (30) days of the Commencement Date.

  16.  Waiver of Subrogation.  Lessor and Lessee each hereby waives any rights
       ----------------------
it may have against the other (including, but not limited to, a direct action for damages) on account of any loss or damage occasioned to Lessor or Lessee, as the case may be (EVEN IF SUCH LOSS OR DAMAGE (A) IS CAUSED BY THE FAULT, NEGLIGENCE, OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS [EXCLUDING GROSS NEGLICENCE AND WILLFUL MISCONDUCT] OF THE RELEASED PARTY OR THE RELEASED PARTY'S DIRECTORS, EMPLOYEES, AGENTS OR INVITEES AND/OR (B) THE RELEASED PARTY IS STRICTLY LIABLE FOR SUCH LOSS OR DAMAGE), to their respective property, the Site, or the Lessee's Facilities arising from any risk (without regard to the amount of coverage or the amount of deductible) covered by the waiving party's insurance which is in effect at the time of the loss or damage. Without in any way limiting the foregoing waivers and to the extent permitted by applicable law, the parties hereto, each on behalf of their respective insurance companies insuring the property of either Lessor or Lessee against any such loss, waive any right of subrogation that Lessor or Lessee or their respective insurers may have against the other party or their respective officers, directors, employees, agents, or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Lessor and Lessee each agrees immediately to give their respective insurer written notification of the terms of the mutual waivers contained in this paragraph and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

  17.  Estoppel Certificate.  Either party shall from time to time, within ten
       --------------------
(10) days after receipt of request by the other, deliver a written statement addressed to the requesting party certifying:

  (a) that this Agreement is unmodified and in full force and effect (or if modified that this Agreement as so modified is in full force and effect);

that the lease attached to the certificate is a true and correct copy of this Agreement, and all amendments hereto;

  (c) that to the knowledge of the responding party, the requesting party has not previously assigned or hypothecated its rights or interests under this Agreement, except as described in such statement with as much specificity as the responding party is able to provide;

  (d) the term of this Agreement and the Rent then in effect and any additional charges;

  (e)  the date through which Lessee has paid Rent;

  (f) that neither party is in default under any provision of this Agreement (or if in default, the nature thereof in detail) and a statement as to any outstanding obligations on the part of Lessor or Lessee; and

  (g)  such other matters as are reasonably requested.

Without in any way limiting the requesting party's remedies which may arise out of the responding party's failure to timely provide an estoppel certificate as required herein, the responding party's failure to deliver such certificate within such time shall be conclusive (i) that this Agreement is in full force and effect, without modification except as may be represented bythe requesting party; (ii) that there are no uncured defaults in Lessee's or Lessor's performance hereunder; and (iii) that no Rent, except for the then current month, has been paid in advance by Lessee.

  18.  Assignment and Subletting.
       --------------------------

  (a) Except as provided herein, Lessee may not assign, sublet or otherwise transfer all or any part of its interest in this Agreement or any Site Lease or in the Premises without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Lessee may assign, upon notice to Lessee, and without the consent of Lessor, its interest to its parent company, any subsidiary or affiliate of its parent company or to any successor-in-interest or entity acquiring fifty-one percent (51%) or more of its stock or assets, subject to any financing entity's interest, if any. In the event of an approved assignment, Lessee shall be relieved of all future performance, liabilities and obligations under this Agreement, any Site Lease or in the Premises subject thereto.

  (b) Lessor may assign this Agreement or any Site Lease upon written notice as provided in paragraph 24(d) below, subject to assignee assuming all of Lessor's obligations herein. Notwithstanding anything to the contrary contained in this Agreement, Lessor may assign, mortgage, pledge, hypothecate or otherwise transfer, without consent, its respective interests in this Agreement or any Site Lease to any financing entity to whom Lessor (i) has obligations for borrowed money or in respect of guaranties thereof, (ii) has obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) has obligations under or with respect to letters of credit, bankers acceptances and similar facilities or in respect of guaranties thereof.

  19.  Warranty of Title and Quiet Enjoyment.  Lessor warrants that:  (i) except
       --------------------------------------
as described in Schedule 5 and Schedule 6 of the Site Lease, Lessor owns or has good leasehold interests in the Sites and has rights of access thereto; (ii) Lessor has full right to make and perform this Agreement and each Site Lease entered into pursuant to the terms hereof; and (iii) Lessor covenants and agrees with Lessee that upon Lessee paying the Rent and observing and performing all the terms, covenants and conditions on Lessee's part to be observed and performed, Lessee may peacefully and quietly enjoy the Premises.

  20.  Repairs.  Lessee shall make any repairs to the Premises or Site
       --------
necessitated by Lessee's or Lessee's agents, contractors, negligence, willful misconduct, or intentional act. Upon expiration or termination of each Site Lease, Lessee shall restore the Premises to the condition in which it existed upon execution hereof, reasonable wear and tear and loss by casualty or other causes beyond Lessee's control excepted.

     21.  Hazardous Substances. Lessee and Lessor agrees that they will not use,
          ---------------------
generate, store or dispose of any Hazardous Material on, under, about or within any Site in violation of any law or regulation. Lessor and Lessee each agree to defend, indemnify and hold harmless the other and the other's partners, affiliates, agents and employees against any and all losses, liabilities, claims and/or costs (including reasonable attorneys' fees and costs) arising from any breach of any representation, warranty or agreement contained in this paragraph. As used in this paragraph, "Hazardous Material" shall mean petroleum or any petroleum product, asbestos, any substance known by the state in which any Site is located to cause cancer and/or reproductive toxicity, and/or any substance, chemical or waste that is identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation. This paragraph shall survive the termination of this Agreement.

     22.  Liability and Indemnity. Lessee and Lessor shall indemnify and hold
          -----------------------
the other harmless from all claims (including attorneys' fees, costs and expenses of defending against such claims) arising from the acts or omissions of the indemnifying party, its agents, employees, licensees, invitees, contractors, or tenants occurring in or about the Site. In no event shall the liability of Lessee or Lessor under this Agreement include damages for lost profits, consequential or punitive damages. The duties and liabilities described in this paragraph survive termination of this Agreement.

     23.  Marking and Lighting Requirements.
          ----------------------------------

     (a) Lessor shall be responsible for compliance with all marking and lighting requirements of the Federal Aviation Administration ("FAA") and the FCC provided that if the requirement for compliance results from Lessee's Facilities, Lessee shall pay for such reasonable costs and expenses (including for any lighting automated alarm system). Should either party be cited because the Site is not in compliance, and should the party causing the noncompliance fail to cure the conditions of noncompliance, the non-responsible party may either terminate the affected Site Lease or proceed to cure the conditions of noncompliance at the other party's expense.

     (b) If lighting requirements apply and a lighting automatic alarm system has been installed by Lessor, Lessor shall allow Lessee to bridge-in to the system to permit a parallel alarm or to install a second alarm (to the extent permitted under the Prime Lease) if a bridge would not interfere with Lessor's alarm. Lessee shall be responsible for the cost and expense of maintaining the bridge or parallel alarm. Notwithstanding anything in this paragraph, the responsibility for compliance with FAA and FCC requirements shall remain with Lessor as provided in Paragraph 23(a).

     24.  Lessee Financing. Lessor acknowledges and agrees that, notwithstanding
          ----------------
anything to the contrary contained in this Agreement:

     (a) Lessee shall be permitted to pledge, mortgage, hypothecate or otherwise grant a lien, security interest or collateral assignment (whether pursuant to a security agreement, deed or trust, collateral assignment, mortgage or other instrument) (a "Lien") in and to all right, title and
                         ----
interest of Lessee in and to this Agreement, including, without limitation, the right to occupy the Premises pursuant to the terms hereof, to Lessee's lender or lenders and any successors and assigns or any refinancing or replacement lender (hereinafter collectively called "Lenders") in connection with certain debt
                                  -------
financing to Lessee or to any of its affiliates or successors as security for such debt financing.

     (b) Lender shall be permitted to foreclose upon any such Lien (or accept an assignment in lieu of foreclosure) and transfer and assign all right, title and interest of Lessee in and to this Agreement pursuant to or subsequent to such foreclosure and, in the event of any such foreclosure, transfer or assignment, and provided Lender or its successor-in-interest expressly assumes in writing and agrees to perform each of Lessee's covenants, duties and obligations which will arise and accrue from and after the date of such foreclosure, transfer or assignment, Lessor agrees that it will recognize Lender or its successor-in-interest as the successor-in-interest to Lessee under this Agreement as if Lender or its successor-in-interest (as applicable) were Lessee under this Agreement.

     (c) Lessor agrees and acknowledges that for so long as this Agreement shall be in effect, Lessee (or the holder of Lessee's interest in this Agreement shall own any and all improvements, buildings, structures and equipment on or about the Premises, and Lessor waives any lien rights it may have concerning Lessee's Facilities which are deemed personal property and not fixtures, and Lessee has the right to remove the same at any time without Lessor's consent.

     (d) Lessor acknowledges that Lessee may enter into a financing arrangement including promissory notes, financial and security agreements, operating or financial lease agreements, for the financing of Lessee's Facilities ('Collateral') with a third party (and it may enter into other such arrangements with other entities). Lessor (i) consents to the installation of the Collateral;
(ii) disclaims any interest in the Collateral and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent due or to become due and that such Collateral may be removed at any time without recourse or legal proceedings.

     (e) All terms and provisions of clauses (a), (b), (c) and (d) preceding shall enure to the benefit of Lender. Lessor shall, upon request by Lessee, deliver to Lender a subordination agreement executed by Lessor consistent with clause (d) and otherwise in a form reasonably acceptable to Lender and to Lessor, pursuant to which Lessor subordinates any security interest or lien held by Lessor in any personal property of Lessee located on the Premises to any security interest or lien then held by Lender.

(f) In the event any other provision of this Agreement shall be in conflict with the provisions of this Paragraph, the provisions of this Paragraph shall control.

     25.  Miscellaneous.
          --------------

     (a) This Agreement together with each Site Lease entered into pursuant to the terms hereof constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and other agreements concerning the subject matter contained herein. Any amendments to this Agreement and each Site Lease must be in writing and executed by both parties.

     (b) If any provision of this Agreement or any Site Lease is invalid or unenforceable with respect to any party, the remainder of this Agreement and/or Site Lease or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, shall not be affected and each provision of this Agreement and/or Site Lease shall be valid and enforceable to the fullest extent permitted by law.

     (c) This Agreement and each Site Lease shall be binding on and inure to the benefit of the successors and permitted assignees of the respective parties.

     (d) Any notice or demand required to be given herein shall be made by certified or registered mail, return receipt requested, or reliable overnight courier to the address of the respective parties set forth below:

     Lessor:                  Trinity Wireless Towers, Inc.
                              2201 W. Royal Lane, Suite 210
                              Irving, Texas 75063
                              Attn: President

     With a copy to:          Trinity Wireless Towers, Inc.
                              2201 W. Royal Lane, , Suite 210
                              Irving, Texas 75063
                              Attn: General Counsel

     Lessee:                  iPCS Wireless, Inc.
                              11 Hawkeye Lane
                              Geneseo, IL  61254
                              Attn:  Anthony Muscato


     Lessor or Lessee may from time to time designate any other address for this purpose by written notice to the other party. All notices hereunder shall be deemed received upon actual receipt.

     (e) Each Site Lease and this Agreement as applied to that Site Lease shall be construed in accordance with the laws of the county and state in which the Site is located.

     (f) Lessor acknowledges that a Memorandum of Lease in the form annexed hereto as Exhibit C may be recorded by Lessee in the Official Records of the city or county where the Premises is located; provided however, that Lessee provide Lessor a copy of any such filing. Lessee may obtain title insurance on its interest in the Premises. Lessor shall cooperate by executing documentation required by the title insurance company.

     (g) In any case where the approval or consent of one party hereto is required, requested or otherwise to be given under this Agreement or any Site Lease, such party shall not unreasonably delay or withhold its approval or consent.

     (h) The prevailing party in any litigation arising hereunder or under any Site Lease shall be entitled to its reasonable attorneys' fees, expert witness and court costs, including appeals, if any.

     (i) If either party is represented by a real estate broker in this transaction, that party shall be fully responsible for any fee due such broker, and shall hold the other party harmless from any claims for commission by such broker.

     (j) All Riders and Exhibits annexed hereto form material parts of this Agreement and each Site Lease.

     (k) This Agreement and any Site Lease may be executed in duplicate counterparts, each of which shall be deemed an original.


IN WITNESS WHEREOF, the parties have executed this Master Lease Agreement as of the date first above written.

LESSOR                              LESSEE

TRINITY WIRELESS TOWERS, INC.,      iPCS Wireless, Inc.
a Texas corporation                 a Delaware corporation


_____________________________       ____________________________
By:  Tracy Schrader
   --------------------------       By:_________________________

Title:  Vice President              Title:______________________
     ------------------------

Date:________________________       Date:_______________________

                                   EXHIBIT A
                                   ---------

                                  SITE LEASE

     to the Master Lease Agreement between iPCS Wireless, Inc., a Delaware corporation, together with its communications affiliates collectively ("Lessee"), and Trinity Wireless Towers, Inc., a Texas corporation, together with its designated subsidiaries and affiliates ("Lessor").

     1.   Site No./Name: Lessor:
                         Lessee:

     2.   Name of Lessor:

     3.   Name of Lessee:

     4.   Site Address:

     5.   Commencement Date:

     6.   Monthly Rent:

     7.   Term:

     8. Term of Underlying Lease: ____ years with ____ successive ____ year renewals. (Commencement Date: _____).

     9.   Lessor Contact for Access for Emergency:

     10.  Lessor's Address for Notice Purposes:

     11.  Lessee Contact for Emergency:

     12.  Lessee's Address for Notice Purposes:

     13. All of the terms of the Master Lease Agreement are incorporated herein by this reference; provided however, that this Site Lease will control in the event of a discrepancy.

     LESSOR                                      LESSEE

     ______________________________              ______________________
     _____________
     Name:_________________________              Name:_______________________
     Title:________________________              Title:______________________
     Date:_________________________              Date:_______________________

  Attachments:

  Schedule 1:  Description of Site
  Schedule 2:  Description of Premises
  Schedule 3:  Equipment
  Schedule 4:  RF Information
  Schedule 5:  Existing Mortgages, rights of way, and Easements
  Schedule 6:  Prime Lease and Owner Consent

                                  SCHEDULE 1
                                  ----------

                              DESCRIPTION OF SITE

  to the Site Lease dated _____________, ____________ by and between _________
  __________, a __________ corporation, as Lessor, and _______________, a
  ______ , as Lessee.

  The Site is described and/or depicted as follows:

                                  SCHEDULE 2
                                  ----------

                            DESCRIPTION OF PREMISES

     to the Site Lease dated _____________, _____________ by and between _______
     _________ , a _________ corporation, as Lessor, and ___________ , a
     ________, as Lease.



     The Premises are described and/or depicted as follows:






     Notes:
     -----

     1. This Exhibit may be replaced by a land survey of the Premises once it is received by Lessee.
     2. Setback of the Premises from the Land's boundaries shall be the distance required by the applicable governmental authorities.
     3. Width of access road shall be the width required by the applicable governmental authorities, including police and fire departments.
     4. The type, number and mounting positions and locations of antennas and transmission lines are illustrative only. Actual types, numbers, mounting positions may vary from what is shown above.

                                  SCHEDULE 3
                                  ----------

                                   EQUIPMENT

     to the Site Lease dated ____________, ___________ by and between __________, a _________ corporation, as Lessor, and ___________, a
     ___________, as Lessee.


     Lessee's Facilities shall include the following:

     Type and Size of Shelter:_____________________________________________
     ____________________________________________

     Make of Antennas:_____________________________________________________
     ____________________________________________

     Number of Antennas:___________________________________________________
     ____________________________________________

     Number of Feed Lines:_________________________________________________
     ____________________________________________

     Size of Feed Lines:___________________________________________________
     ____________________________________________

     Other Equipment:______________________________________________________
     ____________________________________________
     ______________________________________________________________________
     ____________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     _______________________________________________________________
     ______________________________________________________________________
     ____________________________________________

                                  SCHEDULE  4
                                  -----------

                                RF INFORMATION
     to the Site Lease dated ____________, ______________ by and between ______
     __________, a __________ corporation, as Lessor, and __________________ , a
     ________, as Lessee.


     LESSOR'S OTHER TENANT FREQUENCIES: @   HEIGHT ON THE TOWER
     ----------------------------------------------------------

     setup:
     alpha face:
     beta face:
     gamma face:


     LESSEE'S FREQUENCIES: @HEIGHT ON THE TOWER
     ------------------------------------------

     setup:
     alpha face:
     beta face:
     gamma face:


     OTHER KNOWN FREQUENCIES ON PROPERTY:
     ------------------------------------

                                  SCHEDULE 5
                                  ----------

               EXISTING MORTGAGES, RIGHTS OF WAY, AND EASEMENTS

     to the Site Lease dated _____________, _____________ by and between _______
     ____________, a __________ corporation, as Lessor, and ____________________
     ______, a ____________, as Lessee.

                                  SCHEDULE 6
                                  ----------

                         PRIME LEASE AND OWNER CONSENT

     to the Site Lease dated _____________, _____________ by and between _______
     ____________, a __________ corporation, as Lessor, and ___________________
     ______, a ____________, as Lessee.


     The prime lease and owner consent, if necessary, are attached hereto.

                                  EXHIBIT B

           APPLICATION FOR LOCATION ON TRINITY WIRELESS TOWERS' SITE

     to the Master Lease Agreement between ______________, together with its communications affiliates collectively ("Lessee"), and TRINITY WIRELESS TOWERS, INC., a Texas corporation, as Lessor, together with its designated subsidiaries and affiliates ("Lessor").

     TO:    Trinity Wireless Towers, Inc.
            2201 W. Royal Lane, Suite 210
            Irving, Texas 75063
            Attn: Leasing Department
            (972) 869-1215 Fax

     Lessee hereby makes application to co-locate on your site located at:

     Trinity Wireless Towers' Site Name and Number:___________________
     __________________________________________________
     Lats and Longs:__________________________________________________
     __________________________________________________
     Site Address:____________________________________________________
     __________________________________________________

     Our proposed equipment installation will include the following:

     Square Footage for Premises:_____________________________________
     __________________________________________________

     Type and Size of Shelter:________________________________________
     __________________________________________________

     Make and Number of Antennas:_____________________________________
     __________________________________________________

     Desired orientation:_____________________________________________
     __________________________________________________

     Desired height on tower:_________________________________________
     __________________________________________________

     Frequencies:_____________________________________________________
     __________________________________________________

     Number and type of feed lines:___________________________________
     __________________________________________________

     Amount of Power anticipated:_____________________________________
     __________________________________________________

     Telephone Line Requirements:_____________________________________
     __________________________________________________

     Other desired equipment:_________________________________________
     __________________________________________________
     _________________________________________________________________
     __________________________________________________

     Requested by:
     ______________________________________
     Name:_________________________________             Address:______
     __________________________________________________
     Title:________________________________             Address:______
     __________________________________________________
     Company:______________________________             Telephone:____
     __________________________________________________
     Date:_________________________________

                                   EXHIBIT C
                                   ---------

                              MEMORANDUM OF LEASE

     CLERK:  Please return this document to:




     This Memorandum of Lease is entered into on this ____ day of ______________, ___, by and between ____________, a ___________
     corporation, with an office at 2201 W. Royal Lane, Suite 210, Irving, Texas 75063, (hereinafter referred to as "Lessor") and ____________ , with an office at __________ (hereinafter referred to as "Lessee").

     1. Lessor and Lessee entered into a Site Lease (the "Agreement") on the ____ day of ____________ ____, for the purpose of installing, operating and maintaining a radio communications facility and other improvements. All of the foregoing are set forth in the Agreement.

     2. The term of the Agreement is for ____ (__) years commencing on _________________, 199___ or ____________, ___, whichever first occurs
     ("Commencement Date"), and terminating on the ________ anniversary of the Commencement Date with ______ (____) successive ____ (___) year options to renew.

     3. The Land which is the subject of the Agreement is described in Exhibit A annexed hereto. The portion of the Land being leased to Lessee (the "Premises") is described in Exhibit B annexed hereto.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the day and year first above written.

     LESSOR                                       LESSEE

     ________________________________             ___________________________
     Name:___________________________             Name:______________________
     Title:__________________________             Title:_____________________
     Date:___________________________             Date:______________________

     WITNESSES:

     ________________________________             ___________________________
     Name:___________________________             Name:______________________


     ________________________________             ___________________________
     Name:___________________________             Name:______________________

     LESSOR:

     STATE OF  TEXAS

     COUNTY OF  DALLAS

     On ____________________, before me, Debra D. Weldon/Irene H. Neace/Candice Powers, Notary Public, personally appeared Tracy Schrader, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

     _____________________________________(SEAL)
     Notary Public

     My commission expires: _______________________


     LESSEE:

     STATE OF _____________________________________

     COUNTY OF ___________________________


     On ____________________, before me, _________________________, Notary
     Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

     _____________________________________(SEAL)
     Notary Public

     My commission expires: ____________________